EXHIBIT 99.1

iCoreConnect Inc. Announces Agreement to Divest MSP Division to T20 in an Asset Sale, Expecting to Deliver Strategic and Financial Advantages for Investors

OCOEE, FL, Oct. 1, 2024 (GLOBE NEWSWIRE) — iCoreConnect Inc. (NASDAQ: ICCT), a prominent cloud-based software and technology provider dedicated to enhancing workflow efficiency and profitability through its enterprise and healthcare platform, today announced it has entered into  an agreement to divest its Managed Service Provider (“MSP”) Division to The 20, LLC through an asset sale.

This strategic divestiture is expected to provide significant benefits for the Company and its investors, including:

1. Focus on Core Competencies

•	Resource Optimization: This move allows the Company to allocate resources more effectively to its primary business lines, enhancing overall efficiency.
•	Leadership Focus: By divesting non-core assets, management can concentrate on core operations and growth opportunities, leading to better decision-making and long-term success.

2. Financial Benefits

•	Capital Generation: The asset divestiture will generate capital that will be used to reduce debt and reinvest in core areas of the business.
•	Improved Financial Performance: The Company expects this divestiture to enhance key financial metrics such as profit margins as the MSP Division operated at lower margins compared to our SaaS offerings.
•	Streamlined Operations: Focusing on higher-margin business lines will simplify and strengthen our operational model.

3. Strategic Repositioning

•	Aligned Strategy: This move supports the Company’s goal of streamlining operations and focusing on higher-margin SaaS opportunities that better align with our long-term strategic objectives.

4. Simplified Structure

•	Operational Agility: A leaner organizational structure will reduce complexity and enhance the Company’s ability to quickly respond to market dynamics and competitive pressures.

5. Increased Investor Appeal

•	Focused Strategy: The Company believes that focusing on its core SaaS business will create a more streamlined, easier-to-analyze company for investors.

This asset divestiture represents a significant step toward positioning iCoreConnect for sustained growth and long-term success in our core markets.

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About iCoreConnect Inc.

iCoreConnect Inc. is a market leader in cloud-based software and technology solutions, designed to enhance workflow productivity and profitability in the enterprise and healthcare sectors. Through its innovative platform of applications and services, iCoreConnect helps organizations optimize their operations and achieve better business outcomes.

Forward-Looking Statements

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including ‘believes,’ ‘estimates,’ ‘anticipates,’ ‘expects,’ ‘plans,’ ‘projects,’ ‘intends,’ ‘potential,’ ‘may,’ ‘could,’ ‘might,’ ‘will,’ ‘should,’ ‘approximately’ or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. “Risk Factors” in the Company’s most recently filed Form 10-K filed with the Securities and Exchange Commission (“SEC”) and updated from time to time in its Form 10-Q filings and in its other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. The Company undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Investor Contacts:

IR@icoreconnect.com

888.810.7706, ext 5

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